UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2025
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28A	The Nasdaq Stock Market LLC
3.200% Senior Notes Due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes Due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

PepsiCo, Inc. (“PepsiCo”) held its 2025 Annual Meeting of Shareholders on May 7, 2025. For more information on the following proposals, see PepsiCo’s proxy statement for the 2025 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 28, 2025. Below are the final voting results.

(1) The following 15 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Segun Agbaje	997,084,816	6,133,424	3,366,147	175,136,261
Jennifer Bailey	998,902,880	4,515,713	3,165,794	175,136,261
Cesar Conde	942,521,900	60,710,229	3,352,258	175,136,261
Ian Cook	960,434,436	43,384,316	2,765,635	175,136,261
Edith W. Cooper	998,937,777	4,996,549	2,650,061	175,136,261
Susan M. Diamond	998,681,181	4,749,332	3,153,874	175,136,261
Dina Dublon	958,176,375	45,833,155	2,574,857	175,136,261
Michelle Gass	998,350,647	5,018,248	3,215,492	175,136,261
Ramon L. Laguarta	919,746,560	80,092,770	6,745,057	175,136,261
Dave J. Lewis	998,640,991	5,187,989	2,755,407	175,136,261
David C. Page, MD	984,600,756	15,804,729	6,178,902	175,136,261
Robert C. Pohlad	944,200,821	59,628,054	2,755,512	175,136,261
Daniel Vasella, MD	950,671,462	53,055,825	2,857,100	175,136,261
Darren Walker	981,718,608	20,245,677	4,620,102	175,136,261
Alberto Weisser	954,913,134	47,944,475	3,726,778	175,136,261

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2025:

For	1,093,424,839
Against	85,680,360
Abstain	2,615,449

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	866,270,459
Against	131,062,509
Abstain	9,251,419
Broker Non-Votes	175,136,261

(4) The shareholders voted against a shareholder proposal regarding a third-party assessment on non-sugar sweetener risks:

For	111,189,815
Against	875,831,227
Abstain	19,563,345
Broker Non-Votes	175,136,261

(5) The shareholders voted against a shareholder proposal regarding a third-party racial equity audit:

For	176,085,051
Against	811,996,840
Abstain	18,502,496
Broker Non-Votes	175,136,261

(6) The shareholders voted against a shareholder proposal regarding a report on risks related to biodiversity and nature loss:

For	174,760,012
Against	815,059,599
Abstain	16,764,776
Broker Non-Votes	175,136,261

(7) The shareholders voted against a shareholder proposal regarding sustainable packaging policies for plastics:

For	154,283,732
Against	835,765,524
Abstain	16,535,131
Broker Non-Votes	175,136,261

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 9, 2025	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary